UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2020 (November 25, 2020)

BLINK CHARGING CO.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-38392	03-0608147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

407 Lincoln Road, Suite 704
Miami Beach, FL	33139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 521-0200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BLNK	The NASDAQ Stock Market LLC
Common Stock Purchase Warrants	BLNKW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

On September 17, 2020, Blink Charging Co. ( “Blink”) filed a current report on Form 8-K (the “Original Filing”) in connection with Blink’s September 11, 2020 acquisition of BlueLA Carsharing, LLC (“BlueLA”). This Current Report on Form 8-K/A (Amendment No. 1) amends and supplements the Original Filing to provide the required Item 9.01(a) Financial Statements of Businesses Acquired and the required Item 9.01(b) Pro Forma Financial Information for the acquisition of BlueLA. This Current Report on Form 8-K/A should be read in connection with the Original Filing, which provides a more complete description of the acquisition of BlueLA. Except as indicated above, all other information in the Original Filing remains unchanged.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The audited balance sheets of BlueLA as of December 31, 2019 and 2018, and the audited statements of income, accumulated deficit, and cash flows for the years ended December 31, 2019 and 2018, are filed as Exhibit 99.1 and incorporated herein by reference.

The unaudited balance sheet of BlueLA as of June 30, 2020 and 2019, and the unaudited statements of income, accumulated deficit, and cash flows for the six months ended June 30, 2020 and 2019, are filed as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined statements of operations of Blink and BlueLA for the six months ended June 30, 2020 and for the year ended December 31, 2019, are filed as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Certified Public Accountants

99.1	The audited balance sheets of BlueLA as of December 31, 2019 and 2018, and the audited statements of income, accumulated deficit, and cash flows for the years ended December 31, 2019 and 2018.

99.2	The unaudited balance sheets of BlueLA as of June 30, 2020 and 2019, and the unaudited statements of income, accumulated deficit, and cash flows for the six months ended June 30, 2020 and 2019.

99.3	The unaudited pro forma condensed combined statements operations of Blink and BlueLA for the six months ended June 30, 2020 and for the year ended December 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 25, 2020

BLINK CHARGING CO.
(Registrant)

By:	/s/ Michael P. Rama
Name:	Michael P. Rama
Title:	Chief Financial Officer